================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

       Date of report (Date of earliest event reported): December 20, 2004

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

          CANADA                        001-15503                  N/A
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
     Incorporation)                                          Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                  K2K-3G1
     (Address of Principal Executive Offices)                      (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 20, 2004, Workstream Inc. (the "Company") agreed to purchase, through its wholly-owned subsidiary Workstream USA, Inc. (the "Company Sub"), substantially all of the assets of ProAct Technologies Corporation ("ProAct"), a provider of software and hosted web-based tools for employee benefits management, pursuant to an Asset Purchase Agreement among the Company, the Company Sub and ProAct (the "Purchase Agreement"). The total consideration to be paid under the Purchase Agreement is $9,730,000, payable as follows: the Company and Company Sub will pay $5,500,000 in cash upon closing; the Company and the Company Sub will jointly issue at closing a promissory note in the face amount of $1,530,000, which note will be secured by a senior security interest in the assets being purchased under the Purchase Agreement; and the Company will issue at closing $2,700,000 of common shares of the Company, $750,000 of which shares will be held in escrow as the exclusive source against which the Company may assert most potential indemnification claims under the Purchase Agreement. The actual number of common shares to be issued at closing will be determined based on the average of the closing price of the Company's common shares on the Nasdaq SmallCap Market for the 20 business days prior to the closing date of the Purchase Agreement. Pursuant to the terms of the Purchase Agreement, the Company and ProAct will enter into a registration rights agreement pursuant to which the Company will grant ProAct "piggy-back" registration rights with respect to the common shares issued under the Purchase Agreement.

      On December 21, 2004, the Company issued a press release announcing that it had entered into the Purchase Agreement. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      99.1  Press Release issued on December 21, 2004, by the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORKSTREAM INC.

Dated:  December 23, 2004              By: /s/ Michael Mullarkey
                                           -------------------------------------
                                           Name:  Michael Mullarkey
                                           Title:   Chief Executive Officer

                                  Exhibit Index

Exhibit No.   Description

      99.1    Press Release issued on December 21, 2004 by Workstream Inc.